================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2006

                           MERCURY GENERAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           CALIFORNIA                  001-12257               95-221-1612
  -----------------------------       ------------         -------------------
  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

                             4484 Wilshire Boulevard
                          Los Angeles, California 90010
                    (Address of Principal Executive Offices)

                                   ----------

                                 (323) 937-1060
              (Registrant's telephone number, including area code)

                                   ----------

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 425 under the Exchange
     Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

             On November 6, 2006, Mercury General Corporation (the "Company") issued a press release announcing its financial results for the third quarter and nine month period ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

             The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mercury General Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

             On November 3, 2006, George Joseph, the Company's Chief Executive Officer and Chairman of the Board, announced his intention to resign from his position as Chief Executive Officer of the Company effective January 1, 2007. Mr. Joseph will continue to serve as Chairman of the Board of Directors of the Company.

             Gabriel Tirador, currently President and Chief Operating Officer of the Company, was appointed Chief Executive Officer of the Company effective upon Mr. Joseph's resignation. Following his appointment, Mr. Tirador will serve as President and Chief Executive Officer of the Company. Mr. Tirador has served as President and Chief Operating Officer of the Company since October 2001. He was the Company's Vice President and Chief Financial Officer from February 1998 until October 2001. Mr. Tirador has over 20 years experience in the property and casualty insurance industry and is a certified public accountant.

             There are no family relationships between Mr. Tirador and any director or executive officer of the Company which would require disclosure under Item 401(d) of Regulation S-K. Other than with respect to his employment with the Company, there are no transactions between Mr. Tirador or any of his immediate family members and the Company or any of its subsidiaries which would require disclosure under Item 404(a) of Regulation S-K. Mr. Tirador's salary will continue at the current level and he will continue to be eligible to participate in the Company's equity compensation and other benefits plans on the same terms as the Company's other executive officers. He will also continue to participate in the Company's Senior Executive Bonus Plan. Mr. Tirador's employment arrangement is at-will.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             (d)   Exhibits.
                   ---------

                   99.1 Press Release, dated November 6, 2006, issued by Mercury General Corporation, furnished pursuant to
                            Item 2.02 of Form 8-K.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2006                            MERCURY GENERAL CORPORATION


                                                  By:   /s/ THEODORE STALICK
                                                        ------------------------
                                                  Name: Theodore Stalick
                                                  Its:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1. Press Release, dated November 6, 2006, issued by Mercury General Corporation.

                                       -4-